Exhibit 32.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of NYMAGIC, INC. (the "Corporation") hereby certifies that the Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, fully complies with the applicable reporting requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as filed with the Securities and Exchange Commission on the date hereof, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.




November 8, 2004                     /s/    George R. Trumbull, III
                                 -------------------------------------------
                                            George R. Trumbull, III
                                            Chairman and Chief Executive Officer